UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005
QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective November 14, 2005, Thomas S. Buchsbaum was elected to the Board of Directors of Quantum Corporation (the “Company”).  A copy of the press release announcing the election of Mr. Buchsbaum to the Company’s Board is attached to this Form 8-K as Exhibit 99.1.

ITEM 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

          Effective November 14, 2005, the Board of Directors of the Company approved an amendment to the Company’s Bylaws to increase the size of the Board of Directors to nine members.  Prior to this amendment, the Company’s Bylaws provided for eight directors.

          The full text of the Bylaw amendment is attached to this Form 8-K as exhibit 3.1.

ITEM 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Certificate of Amendment of Amended and Restated By-laws of Registrant, effective November 14, 2005

99.1	Press release dated November 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ SHAWN HALL
Shawn Hall Executive Vice President, General Counsel and Secretary

Dated:    November 18, 2005

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Amendment of Amended and Restated By-laws of Registrant, effective November 14, 2005

99.1	Press release dated November 14, 2005

Exhibit 3.1

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED BYLAWS

OF

QUANTUM CORPORATION

      The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Quantum Corporation, a Delaware corporation (the “Company”), and that, effective November 14, 2005, Section 3.2 of the Bylaws of the Company was amended, by a duly adopted resolution of a majority of the Board of Directors, to read as follows:

      “The Board of Directors shall consist of nine (9) persons.  This may be changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this Section 3.2 of these Bylaws adopted by the vote or written consent of the holders of the shares of capital stock entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of capital stock entitled to vote or by resolution of a majority of the Board of Directors.

      No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.”

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of November, 2005.

/s/ SHAWN D. HALL
Shawn D. Hall Secretary

Exhibit 99.1

Quantum Appoints Former Dell Executive Tom Buchsbaum to Board of Directors

SAN JOSE, Calif., Nov 14, 2005 /PRNewswire via COMTEX News Network/ -- Quantum Corp. (NYSE: DSS), a global leader in storage, today announced that Tom Buchsbaum, a former executive at Dell, Inc., has been appointed to Quantum's board of directors, effective today. Buchsbaum retired from Dell earlier this year, having most recently served as vice president of the company's U.S. Federal Business Segment. He has more than 20 years of senior-level experience in the computer industry, where he spent much of his career leading organizations in meeting the demands of large but diverse customer sets, most notably in the areas of education and government.

"Tom knows first-hand what it takes to win in highly competitive markets and will be a great addition to the Quantum board," said Rick Belluzzo, chairman and CEO of Quantum. "His experience will be particularly valuable as we look to capitalize on the new tape products, disk systems, and related services we're launching this year and build on our unique ability to combine these offerings to address customers' evolving backup, recovery and archive needs."

Buchsbaum joined Dell in 1997, serving as vice president and general manager of the K12 and Higher Education customer segments for four years before moving over to head its U.S. Federal Business Segment. During his tenure at Dell, he played a central role in establishing the company as the industry leader in the U.S. education market and extending Dell's lead as the largest provider of desktop, notebook, and SIAS server computer systems to the U.S. government.

Prior to his time at Dell, Buchsbaum spent ten years at Zenith Data Systems, where he was general manager for the federal systems business unit and general manager of the company's state and local government and education segments. He also previously served as CIO of Zenith Electronics Corp.

In both 1996 and 1999, Buchsbaum was named to the prestigious Federal 100 Winner list, an honor for which he was selected by industry and government peers as one of the 100 greatest contributors to federal computing.

In addition to serving on Quantum's board of directors, Buchsbaum advises the board of Dick Blick Holdings and is a member of the Advisory Board of Augmentix Corp.

About Quantum

Quantum Corp., a global leader in storage, delivers highly reliable backup, recovery and archive solutions that meet demanding requirements for data integrity and availability with superior price/performance and comprehensive service and support. Quantum offers customers of all sizes an unparalleled range of solutions, from leading tape drive and media technologies, autoloaders and libraries to disk-based backup systems. Quantum is the world's largest volume supplier of both tape drives and tape automation and has pioneered the development of disk-based systems optimized for backup and recovery. Quantum Corp., 1650 Technology Drive, Suite 800, San Jose, CA 95110, 408-944-4000, www.quantum.com.

NOTE: Quantum and the Quantum logo are trademarks of Quantum Corporation registered in the United States and other countries. All other trademarks are the property of their respective owners.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, statements relating to capitalizing on new tape products, disk systems, and related services we're launching this year and building on our unique ability to combine these offerings to address customers' evolving backup, recovery and archive needs are forward-looking statements within the meaning of the Safe Harbor. These statements are based on management's current expectations and are subject to certain risks and uncertainties. As a result, actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially from those described herein include, but are not limited to, our ability to successfully execute to our product roadmaps and timely ship our products, the risk that lower volumes and continuing price and cost pressures could lead to lower gross margin rate, media royalties from media manufacturers coming in at lower levels than expected, and acceptance of, or demand for, our products being lower than anticipated. More detailed information about these risk factors, and additional risk factors, are set forth in Quantum's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors," on pages 41 to 51 in Quantum's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 4, 2005 and pages 32 to 42 in Quantum's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 5, 2005. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.